Exhibit 10.19

AIR COMMERCIAL REAL ESTATE ASSOCIATION
STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET

(DO NOT USE THIS FORM FOR MULTl-TENANT BUILDINGS)
1.    Basic Provisions ("Basic Provisions").
1.1    Parties: This Lease and Attached Addendum ("Lease"), dated for reference purposes only February 10, 2016, is made by and between Division Street Property II, LLC ("Lessor") and Velo3D, Inc. (''Lessee"), (collectively the "Parties," or individually a "Party").
1.2    Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 511 Division Street, Campbell CA 95008, located in the County of Santa Clara, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project) an industrial building containing approximately 17,210 rentable square feet of space. ("Premises"). (See also Paragraph 2)
1.3    Term: 65 months (''Original Term") commencing paragraph 51 ("Commencement Date") and ending paragraph 51 ("Expiration Date"). (See also Paragraph 3)
1.4    Early Possession: If the Premises are available Lessee may have non-exclusive possession of the Premises commencing none ("Early Possession Date"). (See also Paragraphs 3.2 and 3.3)
1.5    Prepaid Base Rent: Upon mutual lease execution, Lessee shall prepay 12 months base rent in the amount of: $168,730.80 ("Base Rent"), ______________________________________ ☑ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 52
1.6    Base Rent and Other Monies Paid Upon Execution:
(a)    Base Rent: $168,730.80 for the period prepaid for 12 months. See paragraph 51.
(b)    Security Deposit: $150,000.00 ("Security Deposit"). (See also Paragraph 5)
(c)    Association Fees: $none for the period none
(d)    Other: $6,451.61 for $344.00 (Management Fee), $5,335.10 (NNN expenses) $739.31 (Tenant Improvement Allowance Payback-assuming Lessee fully exhausts the Tenant Improvement Allowance, see paragraph 53).
(e)    Total Due Upon Execution of this Lease: $318,730.80.
(f)    Schedule of Rent

Months	Monthly NNN Base Rent
1-9	$12,720.00
10-15	$22,323.00
16-65	$27,363.90
* Base Rent shall be abated Months 1, 16, 27, 38, and 49

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1.7    Agreed Use: General Office, research and development, light manufacturing 3D Printing, training and other related uses to the extent all of the foregoing are permitted by the applicable zoning laws of the City of Campbell. (See also Paragraph 6)
1.8    Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8)
1.9    Real Estate Brokers: (See also Paragraph 15 and 25)
(a)    Representation: The following real estate brokers (the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):
☑ Brent Dressen of Colliers International represents Lessor exclusively ("Lessor's Broker");
☑ Nathan Zoucha, Custom Spaces Commercial Real Estate represents Lessee exclusively ("Lessee's Broker''); or
☐ ________________________________ represents both Lessor and Lessee ("Dual Agency").
(b)    Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of ____________ or ______________% of the total Base Rent) for the brokerage services rendered by the Brokers. See Addendum Paragraph 5.
1.10    Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by none ("Guarantor''). (See also Paragraph 37)
1.11    Attachments. Attached hereto are the following, all of which constitute a part of this Lease:
☐ an Addendum consisting of Paragraphs ___________________ through __________ ;
☑ a plot plan depicting the Premises; Exhibit"A"
☐ a current set of the Rules and Regulations;
☐ a Work Letter;
☐ a energy disclosure addendum is attached;
☑ other (specify): Exhibit "B" - Tenant Improvement Work.
2.    Premises.
2.1    Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. Note: Lessee is advised to verify,the actual size prior to executing this Lease.
2.2    Condition. Prior to Lessee's occupancy, the Premise's plumbing, electrical and mechanical systems will be in good working order and condition, and the roof will be leak-free, and Lessor shall complete the Lessor's Work described in paragraph 59. Lessor shall repair any defective or malfunctioning component of the heating, ventilation, and air conditioning system (HVAC), the plumbing system or electrical system (including lights) for which Lessor has received written notice from Lessee describing the failure or malfunction within the applicable Warranty period, as follows: (i) 6 months as to the HVAC systems, and (ii)·30 days as to the remaining systems and other elements of the Building, and (iii) 24 months from the Commencement Date as to the roof remaining free from leaks. Should the Lessee alter or modify the roof in any way, this warranty as to the roof shall be void.

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2.3    Compliance. Lessor warrants that to the best of its knowledge the improvements on the Premises comply with the building codes, applicable laws, covenants or restrictions of record, regulations, and ordinances ("Applicable Requirements") that were in effect at the time that each improvement, or portion thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee's use (see Paragraph 50), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense.
If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Unit, Premises and/or Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:
(a)    Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and an amount equal to 6 months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.
(b)    If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 1/144th of the portion of such costs reasonably attributable to the Premises. Lessee shall pay Interest on the balance but may prepay its obligation at any time. If, however, such Capital Expenditure is required during the last 3 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor snail have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.
(c)    Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to th~~e Premis~~es then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not, however, have any right to terminate this Lease.

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2.4    Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee's intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee's decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.
2.5    Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.
3.    Term.
3.1    Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified In Paragraph 1.3.
3.2    Early Possession. Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.
3.3    Delay In Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Target Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Target Commencement Date, as the same may be extended under the terms of any Work Letter executed by Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Target Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing. Within five (5) days following any termination of this Lease pursuant to this paragraph 3.3, Lessor shall return to Lessee the security deposit, all pre-paid rent, and all other amounts theretofore paid to Lessor by Lessee.
3.4    Lessee Compliance. Lessor shall not be required to deliver possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to

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withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.
4.    Rent.
4.1.    Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").
4.2(a)    Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by cashiers check. Payments will be applied first to accrued late charges and attorney's fees, second to accrued interest, then to Base Rent, Insurance and Real Property Taxes, and any remaining amount to any other outstanding charges or costs.
4.2(b)    Payment of Other Expenses. Lessor shall estimate Lessee's share of Operating Expenses and Taxes to be paid by Lessee during each calendar year and shall provide such estimate to Lessee prior to or within reasonable promptness after the beginning of each calendar year during the Term by not later than January 31st. Lessee shall pay to Lessor one-twelth (1/12) of such sum on the first day of each calendar month during each such calendar year, or part thereof, during the Term. Within a reasonable time after the end of each calendar year, Lessor shall submit to Lessee a statement (the "Statement") of the actual amount of Operating Expenses and Taxes for such calendar year and if the estimated amounts paid by Lessee are less than the actual amounts incurred by Lessor, then within thirty (30) days after receipt of such Statement, Lessee shall pay to the deficiency to Lessor, or in the event of overpayment by Lessee, Lessor shall, at the option of Lessee (so long as no Event of Default has occurred and is then continuing), credit the amount of such overpayment toward the next installment of Operating Expenses and Taxes owed by Lessee or remit such overpayment to Lessee. If Lessee does not dispute the amounts in the Statement within thirty (30) days after the date of Lessor's Statement, such amount shall be deemed to be correct. If Lessee does timely dispute the Statement, Lessee shall have the right to have an independent accountant audit Lessor's books relating to Operating Expenses and Taxes If the Lease commencement Date shall fall on a day other than the first day of the calendar year, Operating Expenses and Taxes for such calendar year shall be apportioned pro rata. The obligation of Lessee with respect to the payment of additional Rent shall survive the termination of this Lease.
4.3    Association Fees. In addition to the Base Rent, Lessee shall pay to Lessor each month an amount equal to any owners association or condominium fees levied or assessed against the Premises. Said monies shall be paid at the same time and in the same manner as the Base Rent.
5.    Security Deposit. A security deposit in the amount of $150,000 shall be paid by Lessee to Lessor upon full execution of the binding Lease Agreement. After the 39th and 52nd month of the lease agreement, provided there does not then exist an Event of Default by Lessee, Lessor shall apply $25,000 of said security deposit toward the monthly base rent. Upon the Lease termination date Lessor shall refund the security deposit to Lessee within 30 days in accordance with the applicable Lease Agreement provision.

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6.    Use.
6.1    Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor’s objections to the change in the Agreed Use.
6.2    Hazardous Substances.
(a)    Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.
(b)    Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.
(c)    Lessee Remediation.
Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring

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properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party acting on behalf of, at the direction and/or control of or for the benefit of Lessee.
(d)    Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders, and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party acting on behalf of, at the direction and/or control of or for the benefit of Lessee (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties not caused or contributed to by Lessee). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.
(e)    Lessor Indemnification. Except as otherwise provided in paragraph 8.7, Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee's occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor’s obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.
(f)    Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee's occupancy, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor’s investigative and remedial responsibilities.
(g)    Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

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6.3    Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said Applicable Requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor’s written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a written request therefor. In addition, Lessee shall provide Lessor with copies of its business license, certificate of occupancy and/or any similar document within 10 days of the receipt of a written request therefor.
6.4    Inspection; Compliance. Lessor and Lessor's "Lender" (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease so long as Lessor complies with Lessee's reasonable security protocols (except in an emergency). The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements by Lessee, or a Hazardous Substance Condition (see paragraph 9.1) attributable to Lessee is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a written request therefor. 24 hours’ notice shall be deemed reasonable notice.
7.    Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations.
7.1    Lessee's Obligations.
(a)    In General. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations (intended for Lessee's exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, roof drainage systems, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition (including, e.g. graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building. Notwithstanding any other provision of this Lease, Lessee is not responsible for maintaining, repairing,

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and replacing the building structure, including exterior walls, foundations, and roof structure (Lessor should bear those costs at its own expense), and Lessee is not responsible for replacing any building system (HVAC, plumbing, electrical, mechanical, elevator, sprinkler) or the roof membrane and roof drainage systems, or hardscape areas, except to the extent replacement is necessitated by Lessee's particular use of the premises or alterations made to the premises by Lessee.
(b)    Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, and (vi) clarifiers. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and Lessee shall reimburse Lessor, upon demand, for the cost thereof.
(c)    Failure to Perform. If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf. and put the Premises in good order, condition and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof.
(d)    Replacement. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if any system for which Lessee is responsible under paragraph 7.1 is in need of replacement or cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (i.e., 1/144th of the cost per month). Lessee shall pay Interest on the unamortized balance but may prepay its obligation at any time. In the event the HVAC, or any portion thereof, needs to be replaced during the term of the lease, Lessee shall be responsible for the pro-rata amortized cost of said expense based on the total number of months of Lessee's leasehold use in relationship to the life of the HVAC.
7.2    Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.
7.3    Utility Installations; Trade Fixtures; Alterations.
(a)    Definitions. The term "Utility Installations" refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

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(b)    Consent. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent, which consent shall not be unreasonably withheld; provided that without Lessor's consent (but after giving notice to Lessor) Lessee shall have the right to make reasonable non-structural alterations and/or modifications to the Premises (collectively "Minor Alterations") so long as said Minor Alterations are not visible from the outside of the Building and the costs thereof do not exceed $50,000.00, cumulatively over each calendar year. If Lessor does not respond to Lessee's written request to an Alteration or Utility Installation within fifteen (15) business days following Lessor's receipt thereof, Lessor shall be deemed to have consented thereto. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month's Base Rent in the aggregate or a sum equal to one month's Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month's Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.
(c)    Liens; Bonds. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any Interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs'.
7.4    Ownership; Removal; Surrender; and Restoration.
(a)    Ownership. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.
(b)    Removal. With respect to any Alteration or Utility Installation made by Lessee for which Lessee has obtained Lessor's consent. Lessee shall have no obligation to remove such Alteration or Utility Installation at the end of the Lease Term unless Lessor has notified Lessee of such obligation at the time that Lessor gave its consent. Lessor may require that any or ail Minor Alterations made in compliance with paragraph 7.3(b) be removed by the expiration or termination of this Lease by giving

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written notice thereof to not earlier than 90 and not later than 30 days prior to the end of the term of this Lease. Except as provided in the preceding sentence, Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.
(c)    Surrender; Restoration. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damages or Destruction), and 14 (Condemnation), Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall not be obligated to restore any of the Initial Tenant Improvements as described on Exhibit B attached hereto.
8.    Insurance; Indemnity.
8.1    Payment For Insurance. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within 10 days following receipt of an invoice.
8.2    Liability Insurance.
(a)    Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization's "Additional Insured-Managers or Lessors of Premises" Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.
(b)    Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.
8.3    Property Insurance - Building, Improvements and Rental Value.
(a)    Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor. any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full insurable replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and

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inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.
(b)    Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender. insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days ("Rental Value insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period. Lessee shall be liable for any deductible amount in the event of such loss.
(c)    Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.
8.4    Lessee's Property; Business Interruption Insurance; Worker's Compensation Insurance.
(a)    Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations.
(b)    Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.
(c)    Worker's Compensation Insurance. Lessee shall obtain and maintain Worker's Compensation Insurance in such amount as may be required by Applicable Requirements. Such policy shall include a 'Waiver of Subrogation' endorsement. Lessee shall provide Lessor with a copy of such endorsement along with the certificate of insurance or copy of the policy required by paragraph 8.5.
(d)    No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.
8.5    Insurance Policies. Insurance required herein shall be by companies maintaining during the policy term a "General Policyholders Rating" of at least A-, VII, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates with copies of the required endorsements evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

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8.6    Waiver of Subrogation. Notwithstanding any other provision of this Lease, Lessee and Lessor each hereby release and relieve the other, and waive their right to recover damages against the other, for loss of or damage to its property to the extent such loss or damage either is covered by insurance actually carried by such party or would have been covered if such party had carried the insurance required hereby. The parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be.
8.7    Indemnity. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities to the extent arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.
8.8    Exemption of Lessor and its Agents from Liability. Notwithstanding the negligence by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee's business or for any loss of income or profit therefrom. Instead, it is intended of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.
(c)    Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.
(d)    Lessor may reasonably withhold consent to a proposed assignment or subletting if there exists and Event of Default by Lessee at the time consent is requested.
(e)    Notwithstanding the foregoing, allowing a de minimis portion of the Premises, i.e., 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.
(f)    Notwithstanding paragraph 12.1(a), Lessee shall have the right to assign this Lease without having to obtain Lessor's consent (but Lessee shall provide notice thereof to Lessor) so long as at the time of such assignment, the assignee has a net worth that is not less than the net worth of Lessee.
12.2    Terms and Conditions Applicable to Assignment and Subletting.
(a)    Regardless of Lessor's consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

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(b)    Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Event of Default or breach. Lessor's approval shall not be unreasonably withheld, conditioned, or delayed. Lessor shall reasonably approve or disapprove unrelated third party assignments or subleases within ten (10) business days of written notice of the transaction terms of such proposed transfer.
(c)    Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.
(d)    In the event of any Event of Default or breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.
(e)    Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)
(f)    Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.
(g)    Lessor's consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)
(h)    Any sublease profits will be split equally between Lessee and Lessor, net of Lessee's reasonable costs of any assignment or sublease.
12.3    Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:
(a)    Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until an Event of Default shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee's then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that an Event of Default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Event of Default exists, notwithstanding any claim from Lessee to the contrary.

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(b)    In the event of an Event of Default by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Events of Default or breaches of such sublessor.
(c)    Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.
(d)    No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.
(e)    Lessor shall deliver a copy of any notice of Event of Default or breach by Lessee to the sublessee, who shall have the right to cure the breach of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such breaches or Events of Defaults cured by the sublessee.
13.    Event of Default; Breach; Remedies
13.1    Default Any of the following events or occurrences shall constitute a material breach of this Lease by Lessee and, after the expiration of any applicable grace period as stated in this Paragraph, shall constitute an event of default ("Event of Default"):
(a)    The failure by Lessee to pay any amount in full within three days following receipt of written notice of delinquency;
(b)    The failure by Lessee to perform any obligation under this Lease, which by its nature Lessee has no capacity to cure;
(c)    The failure by Lessee to perform any other obligation under this Lease, if the failure has continued for a period of thirty (30) days after Lessee's receipt of written notice from Lessor specifying the nature of the default; provided that if by its nature the failure cannot reasonably be cured within thirty (30) days, then Lessee there shall be no Event Default by Lessee so long as Lessee promptly commences to cure within the thirty (30) day period and thereafter diligently completes the cure. that Lessee's sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8.
8.9    Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Event of Default or breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.
9.    Damage or Destruction.
9.1    Definitions.
(a)    "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can

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reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.
(b)    "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.
(c)    "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.
(d)    "Replacement Cost'' shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.
(e)    "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance, in, on, or under the Premises which requires remediation.
9.2    Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such (damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.
9.3    Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice.

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In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.
9.4    Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee, except as provided in Paragraph 8.6.
9.5    Damage Near End of Term. If at any time during the last year of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee's receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.
9.6    Abatement of Rent; Lessee's Remedies.
(a)    Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated, from the date of the casualty until the repair, remediation or restoration is completed, in proportion to the ratio that the area of the Premises affected by the damage and/or repair bears to the total square footage of the Premises, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.
(b)    Remedies. If Lessor is obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.
9.7    Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee

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so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor. In addition, if the Lease is terminated pursuant to this paragraph 9 and such termination occurs prior to first anniversary of the Commencement Date, the portion of the Base Rent that is allocable to the period of time between the date of the casualty and the first anniversary of the Commencement Date shall be immediately refunded to Lessee.
10.    Real Property Taxes.
10.1    Definition. As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises or the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.
10.2    Payment of Taxes. In addition to Base Rent, Lessee shall pay to Lessor an amount equal to the Real Property Tax installment due at least 20 days prior to the applicable delinquency date. If any such installment shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such installment shall be prorated. In the event Lessee incurs a late charge on any Rent payment, Lessor may estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. Such monthly payments shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sum as is necessary. Advance payments may be intermingled with other moneys of Lessor and shall not bear interest. In the event of an Event of Default by Lessee in the performance of its obligations under this Lease, then any such advance payments may be treated by Lessor as an additional Security Deposit.
10.3    Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.
10.4    Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.
11.    Utilities and Services. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered or billed to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent

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and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.
12.    Assignment and Subletting.
12.1    Lessor's Consent Required.
(a)    Except as provided in paragraphs 12.1(e) and 12.1(f), Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which consent shall not be unreasonably withheld or conditioned. Within ten (10) business days after Lessor has received from Lessee a request for consent to an assignment or sublease (which request shall specify the terms of the transaction), Lessor shall respond to such request.
(b)    An assignment or subletting without consent shall, at Lessor's option, be a breach that is curable after notice per Paragraph 13.1(d), or a noncurable Event of Default without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Event of Default, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Event of Default and rental adjustment, (i) the purchase price
(d)    Any of the following: A general assignment by Lessee for the benefit of Lessee's creditors; any voluntary filing, petition, or application by Lessee under any law relating to insolvency or bankruptcy, whether for a declaration of bankruptcy, a reorganization, an arrangement, or otherwise; the abandonment, vacation, or surrender of the Premises by Lessee without Lessor’s prior written consent; or the dispossession of Lessee from the Premises (other than by Lessor) by process of law or otherwise;
(e)    The appointment of a trustee or receiver to take possession of all or substantially all of Lessee's assets; or the attachment, execution or other judicial seizure of all or substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, unless the appointment or attachment, execution, or seizure is discharged within thirty (30) days; or the involuntary filing against Lessee, or any general partner of Lessee if Lessee is a partnership, of:
(i)    a petition to have Lessee, or any partner of Lessee if Lessee is a partnership, declared bankrupt, or
(ii)    a petition for reorganization or arrangement of Lessee under any law relating to insolvency or bankruptcy, unless, In the case of any involuntary filing, it is dismissed within thirty (30) days,
(f)    Lessee shall make a general assignment for the benefit of creditor; or
(g)    The Premises shall become vacant or abandoned.
13.2    Remedies.
13.2(a)    If there shall occur an Event of Default, Lessor, in addition to any other rights or remedies available to Lessor at law or in equity, shall have the right to:
(1)    terminate this Lease and all rights of Lessee under this Lease by giving Lessee written notice that this Lease is terminated, in which case Lessor may recover from Lessee the aggregate sum of:
(i)    the worth at the time of award of any unpaid rent that had been earned at the time of termination;

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(ii)    the worth at the time of award of the amount by which (A) the unpaid rent that would have been earned after termination until the time of award exceeds (B) the amount of the rental loss, if any, as Lessee affirmatively proves could have been reasonably avoided;
(iii)    the worth at the time of award of the amount by which (A) the unpaid rent for the balance of the term after the time of award exceeds (B) the amount of rental loss, if any, as Lessee affirmatively proves could be reasonably avoided;
(iv)    any other amount necessary to compensate Lessor for all the detriment caused by Lessee's failure to perform Lessee's obligations or that, in the ordinary course of things, would be likely to result from Lessee's failure; and
(v)    all other amounts in addition to or in lieu of those previously set out as may be permitted from time to time by applicable California law.
As used in clauses (i) and (ii) of Article XXII(a), the worth at the time of award is computed by allowing interest at the rate of ten percent (10%) per annum. As used in clause (iii) of Article XXII(a), the worth at the time of award is computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). As used in this Section, the term rent shall include Base Rent and any other payments required by Lessee under this Lease.
(2)    the remedy described in California Civil Code Section 1951.4.
(3)    without termination of the lease, to relet the Premises or any part on behalf of Lessee on terms and at the rent that Lessor, in Lessor’s sole discretion, may deem advisable, with all right to make alterations and repairs to the Premises, at Lessee's cost, and apply the proceeds of reletting to the rent and other amounts payable by Lessee. To the extent that the rent and other amounts payable by Lessee under this Lease exceed the amount of the proceeds from reletting, the Lessor may recover the excess from Lessee when due.
(4)    with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Lessor may store the property removed from the Premises in a public warehouse or elsewhere at the cost and expense of Lessee.
13.2(b)    The exercise of any of the following actions under this Article, alone or in combination shall not be deemed or construed as an election by Lessor to terminate this Lease unless Lessor has provided Lessee with written notice that the Lease is terminated:
(1)    any act to maintain or preserve the Premises,
(2)    any efforts by Lessor to relet the Premises, or
(3)    any re-entry, repossession or reletting of the Premises by Lessor or others.
13.2(c)     If Lessor relets the Premises, Lessor shall apply the revenue from the reletting in the following order:
(1)    the payment of any indebtedness other than the Rent due from Lessee,
(2)    the payment of any cost of reletting,
(3)    the payment of the cost of maintenance and repairs to the Premises; and
(4)    the payment of rent and other amounts due and unpaid by Lessee under this Lease.
13.2(d)    In addition to any right or remedy under this Lease, Lessor may, at its sole option, cure the breach underlying the Event of Default at the expense of Lessee. Lessee shall

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immediately reimburse Lessor for all costs, including without limitation costs of settlement, defense, court costs and attorney's fees incurred in the course of any cure. No security or guaranty for the performance of Lessee's obligations under this Lease shall in any way act as a bar or defense to any action of Lessor for unlawful detainer or recovery of the Premises, for enforcement of any obligation of Lessee, or for the recovery of damages resulting from a breach of this Lease by Lessee.
13.2(e)    No right or remedy conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and the failure to exercise any right or remedy of Lessor in the event of any violation or nonperformance by Lessee on one or more occasions shall not be deemed as a waiver of such rights or remedies in the event of any subsequent violation or nonperformance.
13.3    Inducement Recapture. My agreement for free or abated rent or other charges, the cost of tenant improvements for Lessee paid for or performed by Lessor, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Event of Default of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Event of Default by Lessee. The acceptance by Lessor of rent or the cure of the Event of Default which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.
13.4    Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 5% of each such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Event of Default or breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor’s option, become due and payable quarterly in advance. No notice will be provided by Lessor
13.5    Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due shall bear interest from the 31st day after it was due. The interest (“interest") charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4. No notice shall be provided by Lessor. Lessee shall be expected to perform per this Lease.
13.6    Breach by Lessor.
(a)    Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address sha~~ll have b~~een furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor’s obligation is such that more than 30 days are reasonably required

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for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.
(b)    Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent the actual and reasonable cost to perform such cure, provided, however, that such offset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit, reserving Lessee's right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor.
14.    Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the Building, or more than 25% of that portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.
15.    Brokerage Fees.
15.1    Additional Commission. In addition to the payments owed pursuant to Paragraph 1.9 above, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee or anyone affiliated with Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the fee schedule of the Brokers in effect at the time the Lease was executed.
15.2    Assumption of Obligations. Any buyer or transferee of Lessor’s interest in this Lease shall be deemed to have assumed Lessor’s obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.9, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining 10 this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor’s Broker for the limited purpose of collecting any brokerage fee owed.
15.3    Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other

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than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.
16.    Estoppel Certificates.
(a)    Each Party (as "Responding Party") sh~~all within~~ 10 business days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.
(b)    If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 business day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate. In addition, Lessee acknowledges that any failure on its part to provide such an Estoppel Certificate will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to execute and/or deliver a requested Estoppel Certificate in a timely fashion the monthly Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for remainder of the Lease. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to provide the Estoppel Certificate. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Event of Default or breach with respect to the failure to provide the Estoppel Certificate nor prevent the exercise of any of the other rights and remedies granted hereunder.
(c)    If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 business days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.
17.    Definition of Lessor. The term "Lessor'' as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.
18.    Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.
19.    Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

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20.    Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor or its partners, members, directors, officers or shareholders, and Lessee shall look to the Premises, including rents, issues, profits, proceeds, and other income arising from the Project, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor's partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction. The provisions of this paragraph 20 shall not apply to Lessor's obligations under the last two sentences of paragraph 9.7.
21.    Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.
22.    No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.
23.    Notices.
23.1    Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, or by email, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.
23.2    Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or the date delivery is refused. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices delivered by hand, or by email shall be deemed delivered upon actual receipt. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.
24.    Waivers.
(a)    No waiver by Lessor of the Event of Default or breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Event of Default or breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.
(b)    The acceptance of Rent by Lessor shall not be a waiver of any Event of Default or breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.
(c)    THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISION OF

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ANY PRESENT OR FUTURE STATURE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.
25.    Disclosures Regarding The Nature of a Real Estate Agency Relationship.
(a)    When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what flat type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:
(i)    Lessor's Agent. A Lessor's agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.
(ii)    Lessee's Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.
(iii)    Agent Representing Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.
(b)    Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys' fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.
(c)    Lessor and Lessee agree to identify to Brokers as "Confidential" any communication or information given Brokers that is considered by such Party to be confidential.

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26.    No Right To Holdover. Lessee has no.right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Holdover Base Rent shall be calculated on monthly basis. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.
27.    Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.
28.    Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.
29.    Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.
30.    Subordination; Attornment; Non-Disturbance.
30.1    Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender'') shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.
30.2    Attornment. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor's obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner. Notwithstanding any of the foregoing, clause (c) above shall not apply prior to the first anniversary of the Commencement Date, and Lessor shall not be relieved of any unperformed obligations, to the extent there are any, existing of the date of the transfer unless the new owner enters into a written agreement with Lessee pursuant to which the new owner agrees to perform such obligations.
30.3    Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as there does not then exist an Event of

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Default by Lessee and Lessee attorns to the record owner of the Premises. Further, as a condition to the effectiveness of this Lease (for Lessee's benefit, which Lessee condition Lessee may waive in its sole discretion,) Lessor shall obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee's option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.
30.4    Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.
31.    Attorneys' Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, provided that Lessee has defaulted under this Lease, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default or resulting Event of Default ($200 is a reasonable minimum per occurrence for such services and consultation).
32.    Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse.effect to Lessee's use of the Premises. All such activities shall be without abatement of rent or liability to Lessee.
33.    Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.
34.    Signs. Lessor, without warranty of success, shall cooperate with Lessee and the appropriate governmental agencies to acquire the maximum allowable signage for Lessee, including monument, building and floor signage. Lessee shall bear all costs associated with said signage. Lessor at its expense shall remove any existing signage from the premises prior to the Commencement Date.
35.    Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Event of Default by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.
36.    Consents. Except as otherwise expressly provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or

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delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment. a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Event of Default or breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Event of Default or breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.
37.    Guarantor.
37.1    Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.
37.2    Default. It shall constitute an Event of Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.
38.    Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof. In addition to not unreasonably interfering with the Lessee's use of the Premises, Lessor shall not be unreasonably interference with the Lessee's use of the parking area.
39.    Options. If Lessee is granted any Option, as defined below, then the following provisions shall apply:
39.1    Definition. "Option" shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of first offer to purchase or the right of first refusal to purchase the Premises or other property of Lessor.
39.2    Options Personal To Original Lessee. [Intentionally omitted]
39.3    Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.
39.4    Effect of Event of Default on Options.
(a)    Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of default and continuing until said default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time of any Event of Default by Lessee, or (iv) in the event that Lessee has been given 3 or more notices of separate default, whether or not the defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

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(b)    The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).
(c)    An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits an Event of Default.
40.    Multiple Buildings. if the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessee also agrees to pay its fair share of common expenses incurred in connection with such rules and regulations.
41.    Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.
42.    Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.
43.    Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid "under protest" with 6 months shall be deemed to have waived its right to protest such payment.
44.    Authority; Multiple Parties; Execution.
(a)    If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.
(b)    If this Lease is executed by more than one person or entity as "Lessee", each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.
(c)    This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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45.    Conflict. Any conflict between the printed provisions of this Lease and typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.
46.    Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.
47.    Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.
48.    Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.
49.    Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease ☐ is ☑ is not attached to this Lease.
50.    Accessibility; Americans with Disabilities Act.
(a)    The Premises: ☑ have not undergone an inspection by a Certified Access Specialist (CASp). ☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. ☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq.
(b)    Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.
51.    Lease Commencement Date: Subject to the terms, covenants, agreements, and conditions contained herein (including Lessee's renewal option as set forth in Paragraph 56), Lessee shall lease the Premises for a term of approximately Sixty-Five (65) Months (the "Original Term") to commence on April 30, 2016 (the "Target Commencement Date") or upon the "substantial completion" (as defined on Exhibit B) of the Tenant Improvements to the Premises, whichever is later (such later date is referred to herein as the "Commencement Date"), and to end on the last day of the sixty-fifth (65) full calendar month following the Commencement Date (the "Termination Date"), or on such earlier date as this lease may terminate as provided in this Lease.
52.    Base Rent Schedule:

Months	Monthly NNN Base Rent
1-9	$12,720.00
10-15	$22,323.00
16-65	$27,363.90
*Base Rent shall be abated Months 1, 16, 27, 38, and 49
53.    Tenant Improvement Allowance: Upon mutual execution of the lease agreement, Lessor shall provide Lessee with a tenant improvement allowance of ($48, 055.30) for tenant improvement work to be performed in the attached Exhibit "B". Lessee shall payback to Lessor the tenant improvement allowance in monthly payments of $739.31 assuming Lessee fully exhausts the tenant improvement allowance of

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$48,055.30; to the extent Lessee does not exhaust such allowance, the monthly payback amount shall be reduced proportionately. Each monthly payment shall be due and payable on the first of each month of the lease term.
54.    Management Fee: Throughout the lease term Lessee shall pay a monthly management fee to Lessor in the amount of $344.00. The management fee shall be due and payable on the first of each month.
55.    Security Deposit: A security deposit in the amount of $150,000.00 shall be paid by Lessee to Lessor upon full execution of the binding Lease Agreement. After the 39th and 52nd month of the lease Agreement, provided there does not then exist an Event of Default by Lessee, Lessor shall apply $25,000 of said security deposit toward the monthly base rent. Upon the Lease termination date Lessor shall refund the security deposit to Lessee within 30 days in accordance with the applicable Lease Agreement provision.
56.    Option to Renew: Provided there does not then exist an Event of Default by Lessee, Lessee shall be granted One (1) Three (3) year option to renew the lease. Lessee to provide Lessor with written notice Nine (9) months prior to the Lease Termination Date of its intent to renew the lease. A renewal by Lessee under this Section shall be under all of the same terms and conditions, except that the Base Rent, initially, shall be equal to the Fair Market Rent (as defined below) for the Premises, but shall not be less than the last month's rent collected at the Expiration Date.
As used herein, the term “Fair Market Rent” shall mean the annual base monthly rent that a willing tenant would pay, and that a willing landlord would accept, at arm's length, for a lease for premises located within buildings located within the City of Campbell that are comparable to the Building (each a “Comparable Building”), based upon binding lease transactions in Comparable Buildings (“Comparable Leases”). Rent rates payable under Comparable Leases shall be adjusted to account for variations between this Lease and the Comparable Leases with respect to: (a) the length of the renewal term compared to the lease term of the Comparable Leases; (b) the rental structure of this Lease as compared to Comparable Leases, including, without limitation, rental rates per rentable square foot (including whether gross or net, and if gross, adjusting for base year or expense stop), additional rental, all other payments and escalations; (c) the size of the Premises compared to the size of the premises of the Comparable Leases; (d) the location, floor levels and efficiencies of the floor(s) of the Premises compared to the premises of the Comparable Lease; (e) free rent, moving expenses and other cash payments, allowances or other monetary concessions affecting the rental rate payable under Comparable Leases; (f) the age and quality of construction of the Building compared to the Comparable Building; and (g) the leasehold improvements and/or allowances, including the amounts thereof in renewal leases, and taking into account. in the case of renewal leases (including this Lease), the value of existing leasehold improvements to the renewal tenant.
Not later than one hundred eighty (180) days prior to the commencement of the renewal term, provided Lessee has given valid and timely notice of exercise of the renewal option, Lessor shall deliver to Lessee a good faith written proposal for the base rent for the Premises for the renewal term. Within thirty (30) days after receipt of Lessor's proposal, Lessee shall notify Lessor in writing (a) that Lessee accepts Lessor's proposal, or (b) that Lessee elects to submit the determination of Fair Market Rent to arbitration as provided below. If Lessee does not give Lessor a timely notice in response to Lessor's proposal, Lessor's proposal of base rent shall be binding upon Lessee.
If Lessee timely elects to submit the determination of Fair Market Rent to arbitration, Lessor and Lessee shall first negotiate in good faith in an attempt to determine the base rent for the renewal term. If Lessor and Lessee are able to so agree within thirty (30) days following the delivery of Lessee's notice to Lessor electing arbitration, then parties shall promptly execute an amendment to this Lease stating the base rent for the renewal term. If Lessor and Lessee are unable to so agree within such negotiating period, then within fifteen (15) days after the expiration of such negotiating period, each party shall name an MAI real estate appraiser having not less than ten (10) years of experience appraising office properties

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in the Campbell and south-Peninsula area, and the two appraisers each shall appraise the Fair Market Rent for the Premises taking into account the criteria set forth above. Each appraiser so appointed shall submit his or her appraisal of Fair Market Rent to both Lessor and Lessee within thirty (30) days after his or her appointment. If a party does not appoint an appraiser within the required fifteen (15) day period or if an appraiser does not submit his or her appraisal of Fair Market Rent within the required thirty (30) day period, then the appraisal of Market Rent timely submitted by the appraiser timely appointed shall, alone, constitute the Fair Market Rent. If two appraisals of Fair Market Rent are timely submitted and the higher appraisal exceeds the lower appraisal by ten percent (10%) or less of the lower appraisal, the average of two appraisals shall be the Fair Market Rent; otherwise, the two appraisers shall appoint a third appraiser who shall be similarly qualified, and the third appraiser then shall appraise the Fair Market Rent taking into account the criteria set forth above. If a third appraiser has not been so selected within fifteen (15) days following the submittal of the second appraisal of Fair Market Rent, then either party, on behalf of both, may request such appointment by the local office of the American Arbitration Association (or any successor thereto), or in the absence, failure, refusal or inability of such entity to act, then either party may apply to the presiding judge for the Santa Clara Superior Court, for the appointment of such an third appraiser, and the other party shall not raise any question as to the court’s full power and jurisdiction to entertain the application and make the appointment. The three appraisals of Fair Market Rent then shall be averaged for determining the Fair Market Rent, provided that if the highest (or lowest) appraisal is more than ten percent (10%) above (or below) the middle appraisal, then such highest (or lowest) appraisal shall not be included in the average calculation, and if both the highest and the lowest appraisals are more than ten percent (10%) above/below the middle appraisal, then the middle appraisal alone shall be the Fair Market Rent. Each party shall bear the fees of its own appraiser and the fees of the third appraiser, if there is one, shall be borne equally by the parties.
57.    Restoration: Upon the lease Termination Date, Lessee shall not be required to restore any of the initial tenant improvements as defined in Exhibit "B" above.
58.    Disclosures, Expert Matters and Responsibilities of Parties: The following is intended to describe the responsibilities undertaken by Colliers and by Client with regard to disclosure issues and expert matters as described below:
59.    Lessor's Work. Prior to Lessee’s occupancy, Lessor shall complete the following work in the Premises (“Lessor's Work”):
(a)    A safety cage will be installed on the skylight to protect against fall in hazard
(b)    The fire Life Safety System's horn and strobe lights will be tested and will be in good working order.
(c)    Code compliance signs will be installed at all exits.
(d)    Fire Doors will be reinstalled.
(e)    Large amp panel near lab entry will be disconnected by PG&E and secured
EXPERT MATTERS: There are a number of potentially significant matters related to commercial properties, which may be material to a particular transaction, the evaluation of which would require specialized expertise which is beyond the expertise and/or responsibility of the Broker ("Expert Matters"). Broker recommends that parties to a potential lease or sale transaction obtain the advice of qualified professionals and experts prior to the consummation of any transaction. Parties to a sale or lease transaction should not and will not rely on Broker with regard to Expert Matters, but instead will rely entirely on their own investigation and those of qualified professionals and experts.
Expert Matters may include, but are not limited to, the following: the use, generation, storage or presence of hazardous or toxic substances and underground storage tanks; natural hazards, such as fire, flood, or earthquake; building safety and structural integrity of roof, walls, and foundations or any improvements located on the Property; operation or condition of mechanical, plumbing, utility or life safety systems; mold, fungus, water damage, or effects of moisture; compliance with Americans with Disabilities Act (ADA); compliance with building and fire codes; tax, accounting, or legal effects or consequences of the

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proposed transaction; survey, linear or area measurements of the Property; availability of utilities and utility connections, adequacy, availability and condition of sewer lines and/or connections, public transportation, or other infrastructure; zoning and permitted land uses; insurance policies and premiums; architectural design or engineering; geotechnical/soil condition; termites or other pests or rodents; statements of income and expense or other financial statements; the financial soundness of a prospective tenant or subtenant; condition of title; or existing taxes, assessments or liens.
Broker has no responsibility to, has not made and will not make an independent investigation or determination with respect to any Expert Matters. Any information communicated by Broker regarding any of the Expert Matters arises from third party sources and has not been and will not be independently verified by Broker.
DISCLOSURES: Owners of real estate must comply with California law for the disclosure of any and all known material facts concerning their property to prospective tenants or buyers as well as any other items required by California law. To meet this requirement, Broker recommends that Owners of real estate obtain legal advice from a qualified legal professional. Broker shall have no responsibility for property disclosures beyond the delivery and/or disclosure of information provided by the Owner or known to the Broker. Parties to a sale or lease transaction should not and will not rely on Broker with regard to matters of disclosure required by Owners, but instead will rely entirely on their own investigation and that of qualified professionals and experts.
Matters requiring disclosure may include, but are not limited to, the following: Natural Hazard Disclosures (including whether or not the property is located in a flood hazard area, fire hazard severity zone, forest fire risk area, earthquake fault zone, or a seismic hazard zone), toxic mold disclosures, known material defects, presence or proximity to hazardous materials, compliance with the Americans with Disabilities Act (ADA), compliance with zoning laws, whether or not the property is located in a special tax zone (such as a Mello-Roos Community Facilities District) or a special assessment district, as well as historic energy use and the existence and results of Certified Access Specialist (CASp) inspections.
LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:
1.    SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.
2.    RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.
WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

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The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:		Executed at:
On:		On:	2/19/2016

By LESSOR:		By LESSEE:
Division Street Property II, LLC	Velo3D, Inc.

By:		By:	/s/ Benyamin Buller
Name Printed:		Name Printed:	Benyamin Buller
Title:		Title:	CEO
By:		By:
Name Printed:		Name Printed:
Title:		Title:
Address:	4420 Hendrix Ct.	Address:	511 Division Street
San Jose, CA 95124		Campbell, CA 95008
Telephone:(__)		Telephone:(__)
Facsimile:(__)		Facsimile:(__)
Email:		Email:
Email:		Email:
Federal ID No.		Federal ID No.

BROKER:			BROKER:
Colliers Internationals			Custom Spaces Commercial Real Estate

Attn:	Brent Dressen		Attn:	Nathan Zoucha	Title:	Vice President
Title:	Partner	Address:	450 W. Santa Clara Street		Address:
San Jose, CA 95113
Telephone:	[***]		Telephone:	[***]
Facsimile:	[***]		Facsimile:	(___) ______________________________
Email:	[***]		Email:	[***]
Federal ID No.			Federal ID No.
Broker/Agent BRE License #:		[***]	Broker/Agent BRE License #:		[***]
NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 500 N Brand Blvd, Suite 900, Glendale, CA 91203. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.
© Copyright 2001 - By AIR Commercial Real Estate Association. All rights reserved.
No part of these works may be reproduced in any form without permission in writing.

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ADDENDUM TO AIR COMMERCIAL REAL ESTATE ASSOCIATION STANDARD INDUSTRIAL/COMMERCIAL SINGLE TENANT LEASE - NET
1.    Operating Expenses: Lessee shall pay its pro rata share of the building operating expenses which are estimated to be $.31 per square foot (17,210 sf premises).
2.    Financials: Throughout the lease term, Lessee to provide updated year to date financials to Lessor by April 30th of each calendar year.
3.    Subordination and Non-Disturbance Agreement: Lessor shall provide to Lessee, at no cost to Lessee, with non-disturbance agreements in form and substance reasonably satisfactory to Lessee from any party, present or future, with a superior position to the Lease.
4.    Brokerage: It is understood that Nathan Zoucha of Custom Spaces Commercial Real Estate represents the Lessee in this transaction and Brent Dressen of Colliers International represents the Lessor. Lessor shall pay a leasing commission to Colliers International 3% for years 1-3, and 2.5% for years 4 and 5. Lessor shall pay Custom Spaces Commercial Real Estate a leasing commission equal to 3% of the NNN base rent.